Gray Television, Inc. (NYSE: GTN)
Investor Presentation
March 2024

Updated for December 31, 2023 Financial Information

Notes and Disclaimer

As of March 2024, Gray Television, Inc. ("Gray") owns local network-affiliated television stations in 114 markets. Station rankings (i.e., number 1, number 2) reflect all-day ratings in 2023 according to Comscore. DMA population estimates and ranks according to Nielsen. All numerical and financial data are presented on an as-reported ("AR") basis as of 12/31/2023 unless otherwise indicated.

This presentation contains certain forward-looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, including estimates of future revenue, future expenses and other future events.

Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

See additional definitions and disclaimers at the end of the presentation.

Investment Highlights



1. Best-in-class broadcaster with diverse assets and national reach
2. Highly desired and relevant content that reaches mass audiences
3. Resilient, scalable revenue streams with stable revenue base
4. Demonstrated strong Operating Cash Flow generation driving deleveraging
5. Demonstrated strong recurring Free Cash Flow generation driving deleveraging
6. Demonstrated strong focus on paying down debt and reducing interest expense
7. Demonstrated ability to leverage reach and content to continue growing core and digital advertising revenues
8. Leader in bringing local professional sports teams to broadcast stations, expanding audience and customer reach for teams and host stations in home markets and outer markets
9. Historic 2024 Super Bowl revenue and favorable time/location for 2024 Olympics expected to provide further momentum
10. Industry leader in political advertising revenue due to station ranks and market locations
11. Assembly Atlanta now contributing positive operating cash flow
12. Future near-term new revenue stream opportunities from NextGen TV deployments


WCTV
EYEWITNESS
NEWS
"Coverage You Can Count On"
WCTV
EYEWITNESS
NEWS

Company Overview

Gray Is the Nation's Second Largest Television Broadcaster

Gray Owns the Most #1 Ranked Local News Television Stations of Any Broadcaster

- **$3.5** Billion L8QA Revenue
- **$1.1** Billion L8QA Operating Cash Flow
- **32%** L8QA Operating Cash Flow / Revenue Margin
- **89%** Markets with #1 and/or #2 Ranked Local TV Station

Gray's National Footprint in 2024
Reaches 36% of Total US Television Households

gray
Content • Community • Culture

48% of Gray TVHH in Midsize Markets
45% of Gray TVHH in Large Markets
7% of Gray TVHH in Small Markets



1 Albany, GA (154) WALB, WGCW, WTSG
2 Alexandria, LA (182) KALB
3 Amarillo, TX (131) KFDA, KEYU
4 Anchorage, AK (146) KTUU, KYES, KAUU
5 Atlanta, GA (7) WANF, WPCH, WKTB
6 Augusta, GA (110) WRDW, WAGT, WGAT
7 Bangor, ME (156) WABI
8 Baton Rouge, LA (95) WAFB, WBXH
9 Biloxi-Gulfport, MS (157) WLOX, WTBL
10 Binghamton, NY (162) WBNG
11 Birmingham, AL (46) WBRC, WTBM
12 Bismarck, ND (145) KFYR, KMOT, KQCD, KUMV
13 Bluefield-Beckley, WV (166) WVVA
14 Bowling Green, KY (180) WBKO, WBGS
15 Burlington, VT (93) WCAX, WYCI
16 Casper, WY (198) KCWY
17 Cedar Rapids, IA (94) KCRG
18 Charleston, SC (88) WCSC
19 Charleston-Huntington, WV (79) WSAZ, WQCW
20 Charlotte, NC (21) WBTV
21 Charlottesville, VA (173) WVIR
22 Cheyenne, WY (194) KGWN, KSTF
23 Cincinnati, OH (37) WXIX, WBQC
24 Clarksburg, WV (172) WDTV, WVFX
25 Cleveland, OH (19) WOIO, WUAB, WTCL
26 Colorado Springs, CO (86) KKTV
27 Columbia, SC (75) WIS
28 Columbus, GA (126) WTVM, WCTA
29 Davenport, IA (104) KWQC
30 Dothan, AL (170) WTVY, WRGX
31 Duluth, MN (139) KBJR, KDLH, KRII
32 Evansville, IN (107) WFIE
33 Fairbanks, AK (202) KTVF, KXDF, KFXF
34 Fargo, ND (114) KVLY, KXJB
35 Flint, MI (74) WNEM
36 Ft. Wayne, IN (108) WPTA, WISE
37 Gainesville, FL (158) WCJB, WTGB
38 Grand Junction, CO (187) KKCO, KJCT
39 Green Bay, WI (69) WBAY
40 Greenville, NC (102) WITN, WTGC
41 Greenville-Spartanburg, SC (36) WHNS
42 Harrisonburg, VA (174) WHSV, WSVF, WSVW
43 Hartford, CT (32) WFSB, WWAX
44 Hattiesburg, MS (168) WDAM, WLHA
45 Honolulu, HI (58) KHNL, KGMB, KFVE, KOGG, KSIX
46 Huntsville, AL (81) WAFF, WTHV
47 Jackson, MS (98) WLBT
48 Jonesboro, AR (183) KAIT, KIAT
49 Juneau, AK (207) KATH, KYEX, KSCT, KUBD
50 Kansas City, MO (34) KCTV, KSMO
51 Knoxville, TN (61) WVLT, WBXX
52 La Crosse-Eau Claire, WI (129) WEAU, WECX
53 Lake Charles, LA (177) KPLC
54 Lansing, MI (113) WILX
55 Laredo, TX (186) KGNS, KYLX, KXNU
56 Las Vegas, NV (40) KVVU
57 Lexington, KY (63) WKYT, WYMT
58 Lincoln, NE (106) KOLN, KSNB, KGIN, KCWH, KNHL
59 Louisville, KY (48) WAVE
60 Lubbock, TX (141) KCBD, KLCW, KXTQ, KMYL
61 Macon, GA (120) WPGA, WTMH
62 Madison, WI (77) WMTV
63 Mankato, MN (199) KEYC, KMNF
64 Marquette, MI (181) WLUC
65 Memphis, TN (50) WMC, WTME
66 Meridian, MS (192) WTOK, WOOK
67 Mobile, AL (57) WALA, WMBP
68 Monroe, LA (142) KNOE, KCWL
69 Montgomery, AL (121) WSFA, WTMU
70 Myrtle Beach, SC (99) WMBF, WXIV
71 Nashville, TN (26) WSMV, WTNX
72 New Orleans, LA (51) WVUE
73 North Platte, NE (209) KNOP, KNPL, KIIT
74 Odessa, TX (147) KOSA, KCWO, KTLE, KWWT
75 Omaha, NE (71) WOWT
76 Ottumwa, IA (200) KYOU
77 Paducah, KY-Cape Girardeau, MO (90) KFVS, WQWQ
78 Panama City, FL (148) WJHG, WECP
79 Parkersburg, WV (193) WTAP, WIYE, WOVA
80 Peoria, IL (123) WEEK
81 Phoenix, AZ (11) KPHO, KTVK, KPHE, KAZF
82 Portland, OR (23) KPTV, KPDX
83 Presque Isle, ME (206) WAGM, WWPI
84 Quincy, IL (176) WGEM
85 Rapid City, SD (169) KOTA, KEVN, KGME
86 Reno, NV (103) KOLO, KXNV
87 Richmond, VA (56) WWBT, WUPV
88 Roanoke, VA (70) WDBJ, WZBJ
89 Rochester, MN-Mason City, IA (152) KTTC
90 Rockford, IL (137) WIFR, WSLN
91 Savannah, GA (85) WTOC, WPHJ
92 Sherman, TX (160) KXII, KXIP, KAQI
93 Shreveport, LA (92) KSLA, KTSH
94 Sioux City, IA (150) KTIV
95 Sioux Falls, SD (111) KSFY, KDLT, KPRY, KDLV
96 South Bend, IN (100) WNDU, WSJV
97 Springfield, MA (115) WGGB, WSHM
98 Springfield, MO (73) KYTV, KSPR, K17DL, KYCW
99 St. Louis, MO (24) KMOV
100 Tallahassee, FL (105) WCTV, WFXU, WTFL
101 Tampa-St. Pete (Sarasota), FL (12) WWSB
102 Toledo, OH (80) WTVG
103 Topeka, KS (140) WIBW
104 Tucson, AZ (65) KOLD
105 Twin Falls, ID (189) KMVT, KSVT
106 Tyler, TX (109) KLTV, KTRE
107 Waco, TX (83) KWTX, KBTX, KNCT
108 Watertown, NY (179) WWNY, WNYF
109 Wausau, WI (132) WSAW, WZAW, WYOW
110 West Palm Beach, FL (39) WFLX
111 Wichita, KS (72) KWCH, KSCW, KBSD, KBSL, KBSH
112 Wichita Falls, TX (149) KSWO, KKTM
113 Wilmington, NC (128) WECT
114 Yuma, AZ (164) KAZS
20 Charlotte, NC Operations, Raycom Sports
69 Montgomery, AL Operations, Shared Services
100 Tallahassee, FL Operations, Shared Services
71 Nashville, TN PowerNation Studios
115 New York, NY Tupelo Media
116 Washington, DC Gray DC Bureau
117 Grand Rapids, MI Dynamic Captioning
★ Atlanta, GA Gray Corporate Headquarters, Assembly Atlanta, Assembly Studios, Third Rail Studios, Swirl Films

Gray's Local Stations Deliver Viewers

Gray Local Newscasts Deliver More Household Viewership in their Markets than All Competing Premium Content


101,383,761
gray
70,424,405
abc
CBS
FOX
NBC
34,599,792
NFL
Gray Local News
Network Prime Combined
NFL on Broadcast Combined

Source: ComscoreTV Household Viewership in Gray's then-113 Markets (September 5-11, 2023)

- ✓ More than Total Network Prime Viewership on NBC, CBS, ABC and FOX Combined
- ✓ More than Total NFL Game Viewership on ABC (MNF), CBS, FOX, and NBC Combined

Big Four Network Programming Contributed Only 30% of Gray's 2023 Television Ad Revenue


52%
12%
10%
8%
7%
5%
6%
Local News
Syndication
Network Prime
Network News
Network Sports
Network Other
Other Local

Leading Partnerships with Networks and MVPDs

Owned and/or Operated Big Four Affiliates

FOX
33 O&O channels
(Expires 2H 2025)

NBC
57 O&O channels
(Expires 12/31/25)


15%
32%
33%
19%

abc
26 O&O Channels
(Expires 12/31/24)

CBS
55 O&O channels
(Expires 2H 2025)

Successful History of Retransmission Renewals

- ✓ As of March 1, 2024, Gray completed retransmission renewals representing more than 70 percent of its traditional MVPD subscriber footprint in its current three-year retransmission renewal cycle that began with the successful renewal of agreements with three of the largest traditional MVPDs in the first quarter of 2023.
- ✓ Retrans renewals have met Gray's financial expectations, and all negotiations were completed without consumer disruptions or "blackouts."
- ✓ Gray anticipates that it will successfully renew agreements with a small number of cable operators serving less than 30 percent of its remaining traditional MVPD subscriber base, primarily during the second half of 2024.
- ✓ Gray's renewal cycle begins again with 22% of traditional MVPD subscribers in 2026 Q1 and 17% in 2026 Q2.

Gray's Stations Are Best-In-Class, Outperforming Peers in Core Advertising Growth in 2023



6%
4%
2%
0%
-2%
-4%
-6%
-8%
-6%
-2%
-4%
4%
-1%
1%
1%
2%
Q1 2023A
Q2 2023A
Q3 2023A
Q4 2023A
Peer Average
Gray

"Core Advertising Revenue" is total net advertising and marketing revenue excluding net political advertising revenue. Peer average presents the average year-over-year change in Core Advertising Revenue reported in quarterly company filings by Nexstar Media Group, TEGNA, Sinclair (excluding Diamond Sports), and E.W. Scripps. Gray's figures reflect year-over-year change in core advertising revenue per quarterly company filings.

Gray Excels at Political Advertising Revenue


2022 Political Ad Revenue per TV Household
$20
$15
$10
$5
$0
$14.66
$9.13
$8.73
$7.65
$2.99
Gray
TEGNA
Sinclair
Nexstar
Scripps


2020 Political Ad Revenue per TV Household
$20
$15
$10
$5
$0
$18.06
$11.64
$9.52
$8.13
$3.66
Gray
TEGNA
Sinclair
Nexstar
Scripps

Revenue per company filings. TV Household estimates from Comscore for applicable year. Gray is CHB for 2020. Scripps includes Ion for both periods.

Well Positioned for 2024 Political Revenue

+38%

Political Advertising Revenue Increase in 2022 over Prior Mid-Term Year of 2018 on a Combined Historical Basis

2024 Presidential Race

Anticipated to be highly contested race among incumbent versus former incumbent with high engagement on both sides.

2024 Gubernatorial Races

Gray Stations in 9 of 11 States with Races – IN, MO, MT, NH, NC, ND, VT, WA, WV.

2024 Senate Races with Control of Senate in Play

Gray Stations in 26 of 34 Races – AZ, CT, FL, HI, IN, MA, ME, MI, MN, MO, MS, MT, ND, NE (both seats), NV, NY, OH, TN, TX, VA, VT, WA, WI, WV, WY.

2024 House Races with Control of House in Play

All 435 Districts, All Gray Markets.

Approximate Political Advertising Revenue by Race Type 2016-2022

CHB and As Reported, as indicated, in millions of dollars



700
600
500
400
300
200
100
-
2022AR
2020 CHB
2020AR
2018AR
2016AR
Presidential
Senate
House
Governor
Local Races
Issue/Ballot Initiatives
Other

Professional Sports Teams Are Growing Their Fan Bases With Gray's Local Stations

Full Season of Local Games (as of March 1, 2024)

Arizona – Phoenix Suns and Mercury (WNBA) are airing in Arizona's 3 markets on Gray's stations on Phoenix-Flagstaff, Tucson, and Yuma

Georgia – Atlanta Dream airing in all 6 Georgia markets on Gray's stations in Atlanta, Albany, Augusta, Columbus, Macon, and Savannah

Nevada – Las Vegas Aces (WNBA) games airing in Nevada's 2 markets on Gray's stations in Las Vegas and Reno.

5 to 10 Game Packages on Broadcast in lieu of RSNs (as of March 1, 2024)

Alabama – New Orleans Pelicans games are airing on Gray's station in Mobile. In the remaining 4 of the state's 5 markets, Hawks games are airing on Gray stations in Birmingham, Dothan, Huntsville, and Montgomery.

Georgia – Atlanta Hawks games are airing on Gray stations in all 6 of the state's markets: Atlanta, Albany, Augusta, Columbus, Macon, and Savannah.

Kansas – OKC Thunder games are airing on Gray's station in Wichita.

Louisiana – Pelicans games are airing on Gray stations in 6 of the state's 7 markets: New Orleans, Baton Rouge, Shreveport, Lake Charles, Monroe, and Alexandria.

Mississippi – Pelicans games are airing on Gray's stations in 4 of the state's 6 markets: Biloxi, Jackson, Hattiesburg and Meridian.

Ohio – Cavaliers games are airing on Gray's stations in Cleveland and Cincinnati.

Oklahoma – Thunder games are airing on Gray's station in Lawton.

Texas – San Antonio Spurs games are airing on Gray's stations in Lubbock. Dallas Mavericks games are airing on Gray's stations in Lubbock and Sherman-Ada.

Wisconsin – Bucks games are airing on Gray's stations in Green Bay, Wausau, and LaCrosse / Eau Claire.



gray
Content • Community • Culture

Gray Streams Over 1,000 Video Channels Across Every Major Digital Video Platform


GDM
gray digital media
peacock
Roku
amazon fireTV
tv
androidtv
SAMSUNG TV Plus
VIZIO
firetv news
zeam
hulu · LIVE TV
DIRECTV stream
YouTubeTV
fubo TV
Paramount+

Virtual MVPDs simulcast Gray's Big Four primary broadcast channels and additional channels such as CW affiliates and local news/sports independent stations

DTC platforms simulcast either Gray's CBS or Gray's NBC primary broadcast channels

Premium SVOD & Live Newscasts, Connected TV (CTV) and Zeam (formerly Syncbak) stream hundreds of Gray's core news video apps and FAST channels built around local news stations and their brands


gray
gray

Gray Digital Revenue Growing
In Scale, Reach, and Profitability

Gray Digital Media is an in-house Digital Agency that serves over 5,500 clients and executes more than 11,000 campaigns monthly. Visit www.graydigitalmedia.com

Digital Ad Revenues are roughly equally split among:

- **Locally sold ads** on Gray-owned station-branded digital platforms ("Gray Digital Platforms"), primarily station mobile apps and websites;
- **Programmatic ads** on Gray Digital Platforms;
- **Premion - Extended OTT**, which delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers on third-party CTV and OTT channels; and
- **Various other** online services such as targeted display and video, search, social, email, and more

Digital Ad Revenues are recorded in "Core Revenue."



Station Apps
Programmatic
GDM
gray digital media
Extended OTT
Other Online

- In 2023, **Gray Digital Platforms** transmitted 836 million video streams.
- They attracted 10.7 billion page views 1.25 billion monthly aggregate users.
- That's 338 page views <u>every</u> <u>second</u> to Gray digital platforms!

New Transmission Standard Presents Even Greater Opportunities Ahead

NEXTGENTV™

- The NextGen TV transmission standard enables broadcasters to provide superior video and audio quality content using a standard IP-based framework, thereby also enabling new targeting and datacasting business opportunities anywhere a TV signal can be received (i.e., pretty much everywhere).
- In early 2024, Gray's stations broadcasting in the NextGen TV standard reached nearly 24 million or approx. 19% of US TV households in 28 markets.
- In early 2024, NextGen TV launched in the 75th Nielsen television market and crossed the key milestone of reaching approx. 75% of US TV households.
- In 2024, more than 100 NextGen TV products will be available for US consumers, and the Consumer Technology Association predicts consumer sales of NextGen TV products will increase by 47%.
- Sony, Samsung, Hisense, and TCL are selling TV sets in the US equipped with NextGen TV technology.
- According to BIA Advisory Services, datacasting revenue from NextGen TV broadcasts could reach **$5 billion in revenue** by 2027 and $10.7 billion in revenue by 2030.

gray

Gray Has Substantially Completed its Investments to Diversify into Production / Studio Facilities


ATL
Assembly
GA
STUDIOS

- In late 2023, Gray substantially completed construction of soundstages, offices, warehouses, mill spaces, parking and related facilities in our Assembly Studios real estate complex located in the Atlanta metro area. At the same time, NBCU commenced a long-term lease for approximately two-thirds of this 43-acre facility, with the remainder now offered to third-party content producers on the spot market.

- Combined with the adjacent Third Rail Studios complex, Assembly Studios presents a diversified long-term real estate opportunity for Gray in the movie and television industries.

- Infrastructure has been substantially completed on an additional 80 acres across the remaining portions of the Assembly Atlanta project, which is expected to be further developed into a mixed-use complex over the next several years. Currently, Gray is evaluating opportunities to maximize the value of the undeveloped portion of this unique real estate development.

Financial Highlights


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EYEWITNESS
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"Coverage You Can Count On"
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EYEWITNESS
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Financial Policy Overview

Leverage	▪ Financial strategy aimed at deleveraging to low-4x range ▪ Deleveraging to be driven by OCF growth that funds debt repayment
Liquidity	▪ We believe sufficient liquidity will be maintained to support business operations ▪ We believe strong cash-flow generation, cash on balance sheet and access to revolver provide ample liquidity. No meaningful debt maturities until 2026.
Share Repurchases / Dividend Policy	▪ There is currently no share repurchase authorization in place ▪ No anticipated changes to dividend policy
Other	▪ All required capital investment on the studio project and infrastructure across the remaining section at Assembly Atlanta were substantially completed in 2023. The net capital investment in 2024 is expected to be approximately $21 million. NBCU lease for roughly two-thirds of the studio project commenced in late 2023. The studio project is now contributing to OCF. ▪ Interest rate cap vs Term SOFR limits the annual interest on variable rate debt to a maximum of ~5% plus the Applicable Margin on a $2.6B notional amount through 12/31/2024 and $2.1B through 12/31/2025.

gray
Content • Community • Culture

Robust Free Cash Flow Allows Rapid Deleveraging.

Interest rate caps entered into in February 2023 effectively eliminate further exposure to rising interest rates.


No Significant Maturities until 2026
($ in Millions)
2,500
2,000
1,500
1,000
500
0
$15
$15
$15
$700
$1,190
$15
$750
$1,410
$800
$1,300
2024
2025
2026
2027
2028
2029
2030
2031
Term Loan E due 2026
Senior Notes due 2026 (5.875%)
Senior Notes due 2027 (7.000%)
Term Loan D due 2028
Senior Notes due 2030 (4.750%)
Senior Notes due 2031 (5.375%)

Gray currently has no amounts drawn on $625 million of revolving credit facilities ($72.5 million mature on Dec. 1, 2026, and $552.5 million mature on Dec. 31, 2027).

gray

Robust Free Cash Flow Generation and Conversion

Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	Presidential Election Year 2020 OCF Buildup	Non-Election Year 2021 OCF Buildup	Midterm Election Year 2022 OCF Buildup	Non-Election Year 2023 OCF Buildup	2022/2023 Average
FCF as a Percentage of OCF 58% 59%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 59% 58%	FCF as a Percentage of OCF 41% 46%	FCF as a Percentage of OCF 45%	FCF as a Percentage of OCF 21%	FCF as a Percentage of OCF 36%



($ in Millions)
$455²
$263
$56
$102
$34
$1,338
$788
$87
$52
$299
$112
AR
CHB
2018
$633²
$273
$69
$52
$216
$23
$1,060
$533
$99
$52
$299
$77
AR
CHB
2019
$942²
$559
$81
$52
$180
$70
$1,403
$809
$91
$52
$299
$152
AR
CHB
2020
$662²
$269³
$87
$52
$194
$60
$1,029
$474³
$94
$52
$299
$110
AR
CHB
2021
$1,347²
$611³
$165
$52
$339
$180
AR
2022
$809
$171³
$108
$52
$428
$50
AR
2023
$1,078
$391³
$137
$52
$384
$115
Average
22/23 AR
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums¹
Preferred Dividends
Net Capex
Free Cash Flow

[1] CHB interest expense for 2018, 2019, 2020, 2021 and 2022 estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

[2] As Reported AR OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

[3] As Reported and CHB 2021, 2022 and 2023 FCF excludes approximately $31, $30, and $30, respectively, of common stock dividends. 2021, 2022, and 2023, excludes $109, $264, and $240, respectively of Capex for Assembly Atlanta and excludes $64 million of cash reimbursements in 2023.

Financial Overview

($ in Millions)

Total Revenue



$3,352
$3,153
$3,676
$3,281
FY 2020 CHB
FY 2021 CHB
FY 2022 AR
FY 2023 AR

L8QA Operating Cash Flow[1]



$1,232
$1,216
$1,194
$1,107
FY 2020
FY 2021
FY 2022
FY 2023

First Lien Leverage Ratio "FLR" and Total Leverage Ratio "TLR"[2]



2.6x FLR
5.5x TLR
2.4x FLR
5.4x TLR
2.4x FLR
5.6x TLR
FY 2021
FY 2021
FY 2022
FY 2022
FY 2023
FY 2023

Total Debt



$6,835
$6,520
$6,210
FY 2021
FY 2022
FY 2023

[1] L8QA OCF as defined in Senior Credit Agreement | [2] As defined in Senior Credit Agreement | Note: 2021 and 2020 Financials are Combined Historical Basis ("CHB") data

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions


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EYEWITNESS NEWS
"Coverage You Can Count On"
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EYEWITNESS NEWS

Selected Operating Data (see notes on slide 27)

Dollars in Millions

	Year Ended December 31,			
	2023 As Reported	2022 As Reported	2021 CHB	2020 CHB
Revenue (less agency commissions):				
Broadcasing	$ 3,195	$ 3,583	$ 3,080	$ 3,291
Production Companies	86	93	73	61
Total Revenue	$ 3,281	$ 3,676	$ 3,153	$ 3,352
Political Advertising Revenue	$ 79	$ 515	$ 60	$ 652
Operating Expenses (1):				
Broadcasting	$ 2,268	$ 2,165	$ 2,059	$ 1,923
Production companies	$ 115	$ 83	$ 62	$ 53
Corporate and administrative	$ 112	$ 104	$ 160	$ 65
Non-GAAP Cash Flow (2):				
Broadcast Cash Flow	$ 912	$ 1,440	$ 1,105	$ 1,459
Broadcast Cash Flow Less Cash Corporate Expenses	$ 815	$ 1,354	$ 958	$ 1,405
Free Cash Flow (3) (4) (5)	$ 141	$ 581	$ 443	$ 809

Non-GAAP Reconciliation (see notes on slide 27)

Reconciliation of Non-GAAP terms on an As Reported Basis, in millions

	Year Ended December 31,					
	2023	2022	2021	2020	2019	2018
Net (loss) income	$ (76)	$ 455	$ 90	$ 410	$ 179	$ 211
Adjustments to reconcile from net (loss) income to Free Cash Flow:						
Depreciation	145	129	104	96	80	54
Amortization of intangible assets	194	207	117	105	115	21
Impairment of goodwill and other intangible assets	43	-	-	-	-	-
Non-cash stock-based compensation	20	22	14	16	16	7
Non-cash 401(k) expense, excluding corporate portion	10	9	8	6	5	4
Loss (gain) on disposal of assets, net	21	(2)	42	(29)	(54)	(17)
Miscellaneous (income) expense, net	(7)	4	8	5	(4)	(6)
Impairment of investments	29	18	-	-	-	-
Interest expense	440	354	205	191	227	107
Loss on early extinguishment of debt	3	-	-	12	-	-
Income tax (benefit) expense	(6)	159	78	134	76	77
Amortization of program broadcast rights	37	48	38	38	39	21
Payments for program broadcast rights	(38)	(49)	(38)	(39)	(43)	(22)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	97	86	147	54	93	36
Broadcast Cash Flow	**912**	**1,440**	**813**	**999**	**729**	**493**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(97)	(86)	(147)	(54)	(93)	(36)
Broadcast Cash Flow Less Cash Corporate Expenses	**815**	**1,354**	**666**	**945**	**636**	**457**
Pension income	(2)	(3)	-	-	-	-
Contributions to pension plans	(4)	(4)	(4)	(3)	(3)	(2)
Interest expense	(440)	(354)	(205)	(191)	(227)	(107)
Amortization of deferred financing costs	12	15	11	11	11	5
Preferred stock dividends	(52)	(52)	(52)	(52)	(52)	-
Common stock dividends	(30)	(30)	(31)	-	-	-
Purchase of property and equipment (3)	(108)	(172)	(98)	(110)	(110)	(70)
Reimbursements of property and equipment purchases (4)	-	7	11	29	41	14
Income taxes paid, net of refunds (5)	(50)	(180)	(60)	(70)	(23)	(34)
Free Cash Flow	**$ 141**	**$ 581**	**$ 238**	**$ 559**	**$ 273**	**$ 263**

Non-GAAP Reconciliation (see notes on slide 27)

Reconciliation of Non-GAAP terms on a Combined Historical Basis ("CHB") consistent with defined terms in our Senior Credit Facility, in millions

	Year Ended December 31,					
	2023	2022	2021	2020	2019	2018
Net (loss) income	$ (76)	$ 455	$ 265	$ 635	$ 310	$ 523
Adjustments to reconcile from net (loss) income to Free Cash Flow:						
Depreciation	145	129	128	128	111	114
Amortization of intangible assets	194	207	123	114	127	127
Impairment of goodwill and other intangible assets	43	-	-	-	-	-
Non-cash stock-based compensation	20	22	16	18	17	16
Non-cash 401(k) expense, excluding corporate portion	10	9	8	6	5	4
Loss (gain) on disposal of assets, net	21	(2)	(10)	(32)	(41)	(11)
Miscellaneous (income) expense, net	(7)	4	8	27	(5)	8
Impairment of investments	29	18	-	-	-	-
Interest expense	440	354	311	311	311	311
Loss on early extinguishment of debt	3	-	-	12	-	-
Income tax (benefit) expense	(6)	159	46	117	65	65
Amortization of program broadcast rights	37	48	55	58	60	63
Payments for program broadcast rights	(38)	(49)	(56)	(59)	(64)	(63)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	97	86	147	54	93	73
Broadcast Transaction Related Expenses	1	6	3	-	45	3
Broadcast other adjustments	4	(2)	61	70	87	93
Broadcast Cash Flow	**917**	**1,444**	**1,105**	**1,459**	**1,121**	**1,326**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(97)	(86)	(147)	(54)	(93)	(73)
Broadcast Cash Flow Less Cash Corporate Expenses	**820**	**1,358**	**958**	**1,405**	**1,028**	**1,253**
Pension income	(2)	(3)	-	-	-	-
Contributions to pension plans	(4)	(4)	(4)	(3)	(3)	(3)
Adjustment for unrestricted subsidiaries	39	6	4	-	-	-
Corporate Transaction Related Expenses	1	2	71	1	35	8
Synergies and other adjustments	-	-	-	-	-	80
Operating Cash Flow as Defined in Senior Credit Facility	**854**	**1,359**	**1,029**	**1,403**	**1,060**	**1,338**
Interest expense	(440)	(354)	(311)	(311)	(311)	(311)
Amortization of deferred financing costs	12	15	12	12	12	12
Preferred stock dividends	(52)	(52)	(52)	(52)	(52)	(52)
Common stock dividends	(30)	(30)	(31)	-	-	-
Purchase of property and equipment (3)	(108)	(172)	(107)	(127)	(154)	(107)
Reimbursements of property and equipment purchases (4)	-	7	13	36	55	20
Income taxes paid, net of refunds (5)	(50)	(180)	(110)	(152)	(77)	(112)
Free Cash Flow	**$ 186**	**$ 593**	**$ 443**	**$ 809**	**$ 533**	**$ 788**
Operating Cash Flow as Defined in Senior Credit Facility	$ 854	$ 1,359	$ 1,029	$ 1,403	$ 1,060	$ 1,338
Operating Cash Flow as Defined in Senior Credit Facility, Trailing Two Years	$ 2,213	$ 2,388	$ 2,432	$ 2,463		
Operating Cash Flow as Defined in Senior Credit Facility, Last Eight Quarters Annualized (L8QA)	$ 1,107	$ 1,194	$ 1,216	$ 1,232		

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L8QA Operating Cash Flow Reconciliation

Reconciliation of Non-GAAP terms on a Combined Historical Basis ("CHB") consistent with defined terms in our Senior Credit Facility, in millions

	L8QA	
	December 31,	
	2023	2022
Net income	$ 379	$ 545
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement		
Depreciation	274	233
Amortization of intangible assets	401	324
Impairment of goodwill and other intangible assets	43	-
Non-cash stock-based compensation	42	36
Non-cash 401(k) expense	19	17
Loss on disposal of assets, net	19	40
Impairment of investments	47	18
Interest expense	794	559
Loss on early extinguishment of debt	3	-
Income tax expense	153	237
Amortization of program broadcast rights	85	86
Payments for program broadcast rights	(87)	(87)
Pension gain	(5)	(5)
Contributions to pension plan	(7)	(7)
Adjustments for unrestricted subsidiaries	45	9
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	(2)	291
Transaction Related Expenses	9	89
Other	1	3
Operating Cash Flow, as defined in our Senior Credit Agreement	$ 2,213	$ 2,388
Operating Cash Flow, as defined in our Senior Credit Agreement, divided by two	$ 1,107	$ 1,194

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Notes to Slides 23, 24, and 25

[1] Excludes depreciation, amortization, impairment and loss (gain) on disposal of assets, net.

[2] See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income (loss) included herein.

[3] Excludes approximately $240 million, $264 million, and $109 million for purchases of property, plant and equipment related to the Assembly Atlanta project in 2023, 2022, and 2021, respectively.

[4] Excludes approximately $64 million of reimbursements for purchases of property, plant and equipment related to the Assembly Atlanta project in 2023.

[5] Excludes approximately $89 million of income tax payments in 2021, resulting from the divestiture of certain television stations related to our Acquisitions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Additional Disclaimers, Definitions, and Non-GAAP Financial Data

The financial information attributable to acquired businesses for each of the periods presented are based on good faith estimates and assumptions of Gray management derived entirely from financial information provided by each respective entity in the due diligence process prior to our ownership and control thereof. Accordingly, although we believe such information to be accurate, such information cannot be independently verified by our management. This financial information also includes certain non-GAAP financial measures that are dependent on financial results that are not yet determinable with certainty. We are unable to present a quantitative reconciliation of the estimated non-GAAP financial measures to their most directly comparable GAAP financial measures because such information is not yet available, and management cannot reliably estimate all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2018.

Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.



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Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv